SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: September 18, 1998


                        COMMERCIAL LABOR MANAGEMENT, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



 NEVADA         033-26531-LA           88-0241079                  0000845807
-----------    -------------          -------------------          -----------
(State of       (Commission           (I.R.S. Employer             CIK Number
Incorporation)   File Number)          Identification No.)


                  137 N. LARCHMONT, #507, LOS ANGELES, CA   90004
                -------------------------------------------------
                  (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  323-933-0565

                                 NOT APPLICABLE
                             ---------------------
              (Former name or former address, if changed since last report.)

Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

Item 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

                  None.

Item 5.  OTHER EVENTS

         a) A reverse split of the issued and outstanding stock was authorized by the Board and a majority of shareholders on July 24, 1998, and approved by Directors as of July 24, 1998. Such reverse split of the issued and outstanding stock was effective on a one (1) for five (5) basis on July 24, 1998 as a consolidation. One (1) new share of stock for each five (5) old shares shall be issued upon surrender of old certificates and the transfer records shall be adjusted to reflect the reverse split.

         b) New CUSIP # 201717 20 4 was issued to reflect the reverse split.

Item 6.  RESIGNATION OF DIRECTORS

                  None.

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL & EXHIBITS

                  None.

Exhibits

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 1998                    COMMERCIAL LABOR MANAGEMENT, INC.

                                            By: /s/Edward L. Torres
                                            -----------------------------------
                                            Edward L. Torres, President